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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):  June 5, 1996
                                                              ------------

                                ARGOSY GAMING COMPANY
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                (Exact name of Registrant as specified in its charter)


   DELAWARE                         0-21122                        37-1304247
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(State or other             (Commission File Number)             (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                       Number)


219 PIASA STREET, ALTON, ILLINOIS                                     62002
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(Address of principal executive offices)                           (Zip Code)


                                    (618) 474-7500
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(Registrant's telephone number, including area code)


                                         N/A
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            (Former name or former address, if changed since last report)


                           Exhibit Index Appears at Page 4

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                                ARGOSY GAMING COMPANY

ITEM 5. OTHER EVENTS

    Incorporated by reference is the press release issued by the Registrant on June 5, 1996, a copy of which is attached hereto and made a part hereof.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits.

         The Exhibit listed on the accompanying Exhibit Index is filed as a part of this Report and is incorporated herein by reference.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ARGOSY GAMING COMPANY,
                                       a Delaware corporation

Date: June 5, 1996                     By:  /s/ Joseph G. Uram
                                          -------------------------------

                                       Name: Joseph G. Uram

                                       Title: Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


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                                  INDEX TO EXHIBITS

                                                                 Sequentially
                                                                Numbered Pages
                                                                Where Attached
                                                                   Exhibits
Exhibit no.                        Description                    Are Located
- -----------                        -----------                  --------------

    99                 Press Release dated June 5, 1996                5
                       of the Registrant


                                          4